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                                   EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Kaydon Corporation:


         As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement Numbers 2-89399, 2-92778, 33-48762, 33-61646, and 33-61648.



/s/ Arthur Andersen & Co.
- - -------------------------
ARTHUR ANDERSEN & CO.
Grand Rapids, Michigan
March 18, 1994





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